Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Asset Allocation Fund

On July 23, 2014, BNY Mellon Asset Allocation Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 325 2.875% Notes due 2021 issued by eBay Inc. (CUSIP No. 278642AK9) (the "Notes") at a purchase price of $99.779 per Note including an underwriting discount of $0.400.  The Notes were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Citigroup Global Markets Inc.

J.P. Morgan Securities LLC

Morgan Stanley & Co. LLC

Wells Fargo Securities, LLC

Barclays Capital Inc.

BNP Paribas Securities Corp.

BNY Mellon Capital Markets, LLC

Credit Suisse Securities (USA) LLC

HSBC Securities (USA) Inc.

Mitsubishi UFJ Securities (USA), Inc.

RBC Capital Markets, LLC

RBS Securities Inc.

Standard Chartered Bank

The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1.	Account/Fund Name:	**BNY Mellon Asset Allocation Fund**
2.	Anticipated Purchase Date:	7/23/2014
3.	Total Net Assets of Account/Fund:	$ 497,321,534
4.	Type and Description of Security to be Purchased:	EBAY Inc 2.875% 8/1/2021
5.	Credit Rating of Security (Rating/Rating Agency):	A2/A/A
6.	Name of Underwriting Syndicate Dealer Effecting Transaction:	JP Morgan Chase
7.	Name of Affiliated Underwriter in Underwriting Syndicate:	BNY Mellon Capital Markets, LLC.
8.	Issue Size:	3,500,000,000
9.	Cusip:	278642AK9
10.	Amount Purchased by Account/Fund(units/shares):	325 Units
11.	Percentage of Principal Amount of Offering Purchased by Account/Fund:	0.01%
12.	Amount Purchased as a Percentage of Account/Fund Assets:	0.07%
13.	Purchase Price of Securities (if at par, so state)	$99.779
14.	Commission/Spread Received by Principal Underwriters(takedown):	0.40%
15.	Yield (as applicable):	2.91%
16.	Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase:	2.91%
17.	The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy:	

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1.	Was Price paid for all block purchases the same for all participants? (Must be Yes):	**Yes**
2.	Was Security Purchased on Offer Date? (Must be Yes):	**Yes**
3.	Was Issuer in continuous operation for at least 3 years? (Must be Yes):	**Yes**
4.	Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	**Yes**
5.	Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	**No**
6.	Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	**Yes**
7.	*Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8.	*Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

REPRESENTATIONS (Initial to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made): SS

❖ This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

❖ **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

❖ The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

❖ The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

❖ If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print)	Stanley Stolarz	Signature [signature]	Date 7/23/2014
LOB CIO/COO Name (Print)	John Flahive	Signature [signature]	Date 7/23/2014
Chief Compliance Officer Name (Print)	Robert Bristow	Signature [signature]	Date 7/23/2014

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO

If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Robert Bristow for transactions generated by the Wealth Management Sector

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Bond Fund

On July 23, 2014, BNY Mellon Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,245 2.875% Notes due 2021 issued by eBay Inc. (CUSIP No. 278642AK9) (the "Notes") at a purchase price of $99.779 per Note including an underwriting discount of $0.400.  The Notes were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Citigroup Global Markets Inc.

J.P. Morgan Securities LLC

Morgan Stanley & Co. LLC

Wells Fargo Securities, LLC

Barclays Capital Inc.

BNP Paribas Securities Corp.

BNY Mellon Capital Markets, LLC

Credit Suisse Securities (USA) LLC

HSBC Securities (USA) Inc.

Mitsubishi UFJ Securities (USA), Inc.

RBC Capital Markets, LLC

RBS Securities Inc.

Standard Chartered Bank

The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1.	Account/Fund Name:	**BNY Mellon Bond Fund**
2.	Anticipated Purchase Date:	7/23/2014
3.	Total Net Assets of Account/Fund:	$ 1,046,021,418
4.	Type and Description of Security to be Purchased:	EBAY Inc 2.875% 8/1/2021
5.	Credit Rating of Security (Rating/Rating Agency):	A2/A/A
6.	Name of Underwriting Syndicate Dealer Effecting Transaction:	JP Morgan Chase
7.	Name of Affiliated Underwriter in Underwriting Syndicate:	BNY Mellon Capital Markets, LLC.
8.	Issue Size:	3,500,000,000
9.	Cusip:	278642AK9
10.	Amount Purchased by Account/Fund(units/shares):	5,245 Units
11.	Percentage of Principal Amount of Offering Purchased by Account/Fund:	0.15%
12.	Amount Purchased as a Percentage of Account/Fund Assets:	0.50%
13.	Purchase Price of Securities (if at par, so state)	$99.779
14.	Commission/Spread Received by Principal Underwriters(takedown):	0.40%
15.	Yield (as applicable):	2.91%
16.	Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase:	2.91%
17.	The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy:	

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1.	Was Price paid for all block purchases the same for all participants? (Must be Yes):	**Yes**
2.	Was Security Purchased on Offer Date? (Must be Yes):	**Yes**
3.	Was Issuer in continuous operation for at least 3 years? (Must be Yes):	**Yes**
4.	Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	**Yes**
5.	Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	**No**
6.	Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	**Yes**
7.	*Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8.	*Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

REPRESENTATIONS (Initial to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made): SS

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print)	Stanley Stolarz	Signature [signature]	Date 7/23/2014
LOB CIO/COO Name (Print)	John Flahive	Signature [signature]	Date 7/23/2014
Chief Compliance Officer Name (Print)	Robert Bristow	Signature [signature] Comp Mgr.	Date 7/23/2014

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Robert Bristow for transactions generated by the Wealth Management Sector

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On July 23, 2014, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 2.875% Notes due 2021 issued by eBay Inc. (CUSIP No. 278642AK9) (the "Notes") at a purchase price of $99.779 per Note including an underwriting discount of $0.400.  The Notes were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Citigroup Global Markets Inc.

J.P. Morgan Securities LLC

Morgan Stanley & Co. LLC

Wells Fargo Securities, LLC

Barclays Capital Inc.

BNP Paribas Securities Corp.

BNY Mellon Capital Markets, LLC

Credit Suisse Securities (USA) LLC

HSBC Securities (USA) Inc.

Mitsubishi UFJ Securities (USA), Inc.

RBC Capital Markets, LLC

RBS Securities Inc.

Standard Chartered Bank

The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1.	Account/Fund Name:	**BNY Mellon Corporate Bond Fund**
2.	Anticipated Purchase Date:	7/23/2014
3.	Total Net Assets of Account/Fund:	$ 733,070,157
4.	Type and Description of Security to be Purchased:	EBAY Inc. 2.875% 8/1/2021
5.	Credit Rating of Security (Rating/Rating Agency):	A2/A/A
6.	Name of Underwriting Syndicate Dealer Effecting Transaction:	JP Morgan Chase
7.	Name of Affiliated Underwriter in Underwriting Syndicate:	BNY Mellon Capital Markets, LLC.
8.	Issue Size:	3,500,000,000
9.	Cusip:	278642AK9
10.	Amount Purchased by Account/Fund(units/shares):	2,000 Units
11.	Percentage of Principal Amount of Offering Purchased by Account/Fund:	0.06%
12.	Amount Purchased as a Percentage of Account/Fund Assets:	0.27%
13.	Purchase Price of Securities (if at par, so state)	$99.779
14.	Commission/Spread Received by Principal Underwriters(takedown):	0.40%
15.	Yield (as applicable):	2.91%
16.	Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase:	2.91%
17.	The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy:	

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1.	Was Price paid for all block purchases the same for all participants? (Must be Yes):	**Yes**
2.	Was Security Purchased on Offer Date? (Must be Yes):	**Yes**
3.	Was Issuer in continuous operation for at least 3 years? (Must be Yes):	**Yes**
4.	Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	**Yes**
5.	Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	**No**
6.	Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	**Yes**
7.	*Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8.	*Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

REPRESENTATIONS (Initial to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made): [initials]

❖ This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

❖ **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

❖ The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

❖ The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

❖ If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print)	Stanley Stolarz	Signature [signature]	Date 7/23/2014
LOB CIO/COO Name (Print)	John Flahive	Signature [signature]	Date 7/23/2014
Chief Compliance Officer Name (Print)	Robert Bristow	Signature [signature]	Date 7/23/2014

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO

If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Robert Bristow for transactions generated by the Wealth Management Sector

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Intermediate Bond Fund

On August 7, 2014, BNY Mellon Intermediate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,365 2.250% Senior Notes due 2019 issued by CVS Caremark Corporation (CUSIP No. 126650CE8) (the "Notes") at a purchase price of $99.944 per Note including an underwriting discount of $0.600.  The Notes were purchased from Barclays Capital Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Barclays Capital Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

BNY Mellon Capital Markets, LLC

J.P. Morgan Securities LLC

Wells Fargo Securities, LLC

Mitsubishi UFJ Securities (USA), Inc.

RBC Capital Markets, LLC

RBS Securities Inc.

SunTrust Robinson Humphrey, Inc.

U.S. Bancorp Investments, Inc.

Guggenheim Securities, LLC

KeyBanc Capital Markets Inc.

Mizuho Securities USA Inc.

Santander Investment Securities Inc.

SMBC Nikko Securities America, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1.	Account/Fund Name:	**BNY Mellon Intermediate Bond Fund**
2.	Anticipated Purchase Date:	8/7/2014
3.	Total Net Assets of Account/Fund:	$ 915,920,354
4.	Type and Description of Security to be Purchased:	CVS Caremark 2.25% 8/12/2019
5.	Credit Rating of Security (Rating/Rating Agency):	Baa1/BBB+
6.	Name of Underwriting Syndicate Dealer Effecting Transaction:	Barclay's
7.	Name of Affiliated Underwriter in Underwriting Syndicate:	BNY Mellon Capital Markets, LLC.
8.	Issue Size:	1,500,000,000
9.	Cusip:	126650CE8
10.	Amount Purchased by Account/Fund(units/shares):	2,365 Units
11.	Percentage of Principal Amount of Offering Purchased by Account/Fund:	0.16%
12.	Amount Purchased as a Percentage of Account/Fund Assets:	0.26%
13.	Purchase Price of Securities (if at par, so state)	$99.944
14.	Commission/Spread Received by Principal Underwriters(takedown):	0.60%
15.	Yield (as applicable):	2.26%
16.	Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase:	2.26%
17.	The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy:	

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1.	Was Price paid for all block purchases the same for all participants? (Must be Yes):	**Yes**
2.	Was Security Purchased on Offer Date? (Must be Yes):	**Yes**
3.	Was Issuer in continuous operation for at least 3 years? (Must be Yes):	**Yes**
4.	Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	**Yes**
5.	Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	**No**
6.	Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	**Yes**
7.	*Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8.	*Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

REPRESENTATIONS (Initial to make specific affirmation of all points listed below OR Trade Can Not Be Made): SS

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print)	Stanley Stolarz	Signature [signature]	Date 8/7/2014
LOB CIO/COO Name (Print)	John Flahive	Signature [signature]	Date 8/7/2014
Chief Compliance Officer Name (Print)	Robert Bristow	Signature [signature]	Date 8/7/2014

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO

If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Robert Bristow for transactions generated by the Wealth Management Sector

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On August 11, 2014, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 3.400% Debentures due 2024 issued by Burlington Northern Santa Fe, LLC (CUSIP No. 12189LAT8) (the "Debentures") at a purchase price of $99.771 per Debenture including an underwriting discount of $0.450.  The Debentures were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Citigroup Global Markets Inc.

Goldman, Sachs & Co.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

BNY Mellon Capital Markets, LLC

U.S. Bancorp Investments, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1.	Account/Fund Name:	**BNY Mellon Corporate Bond Fund**
2.	Anticipated Purchase Date:	8/11/2014
3.	Total Net Assets of Account/Fund:	$ 740,841,714
4.	Type and Description of Security to be Purchased:	Burlington North Santa Fe, LLC 3.40% 9/1/2024
5.	Credit Rating of Security (Rating/Rating Agency):	A3/BBB+
6.	Name of Underwriting Syndicate Dealer Effecting Transaction:	Citigroup
7.	Name of Affiliated Underwriter in Underwriting Syndicate:	BNY Mellon Capital Markets, LLC.
8.	Issue Size:	1,500,000,000
9.	Cusip:	12189LAT8
10.	Amount Purchased by Account/Fund(units/shares):	5,000 Units
11.	Percentage of Principal Amount of Offering Purchased by Account/Fund:	0.33%
12.	Amount Purchased as a Percentage of Account/Fund Assets:	0.67%
13.	Purchase Price of Securities (if at par, so state)	$99.771
14.	Commission/Spread Received by Principal Underwriters(takedown):	0.45%
15.	Yield (as applicable):	3.43%
16.	Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase:	3.43%
17.	The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy:	

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1.	Was Price paid for all block purchases the same for all participants? (Must be Yes):	**Yes**
2.	Was Security Purchased on Offer Date? (Must be Yes):	**Yes**
3.	Was Issuer in continuous operation for at least 3 years? (Must be Yes):	**Yes**
4.	Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	**Yes**
5.	Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	**No**
6.	Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	**Yes**
7.	*Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8.	*Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

REPRESENTATIONS (Initial to make specific affirmation of all points listed below OR Trade Can Not Be Made): [initials]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) Stanley Stolarz	Signature [signature]	Date 8/11/2014
LOB CIO/COO Name (Print) John Flahive	Signature [signature]	Date 8/11/2014
Chief Compliance Officer Name (Print) Robert Bristow	Signature [signature]	Date 8/11/2014

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO

If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Robert Bristow for transactions generated by the Wealth Management Sector

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On September 17, 2014, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 5.125% Notes due 2024 issued by Alcoa Inc. (CUSIP No. 013817AW1) (the "Notes") at a purchase price of $100.000 per Note including an underwriting discount of $1.000.  The Notes were purchased from Morgan Stanley & Co. LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Morgan Stanley & Co. LLC

Credit Suisse Securities (USA) LLC

Citigroup Global Markets Inc.

Goldman, Sachs & Co.

J.P. Morgan Securities LLC

BNP Paribas Securities Corp.

Mitsubishi UFJ Securities (USA), Inc.

RBC Capital Markets, LLC

RBS Securities Inc.

ANZ Securities, Inc.

Banca IMI S.p.A.

Banco Bradesco BBI S.A.

BB Securities Ltd.

BBVA Securities Inc.

BNY Mellon Capital Markets, LLC

Credit Agricole Securities (USA) Inc.

Mizuho Securities USA Inc.

PNC Capital Markets LLC

Sandler O'Neill & Partners, L.P.

SG Americas Securities, LLC

SMBC Nikko Securities America, Inc.

Standard Chartered Bank

TD Securities (USA) LLC

The Williams Capital Group, L.P.

U.S. Bancorp Investments, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1.	Account/Fund Name:	**BNY Mellon Corporate Bond Fund**
2.	Anticipated Purchase Date:	9/17/2014
3.	Total Net Assets of Account/Fund:	$ 747,931,142
4.	Type and Description of Security to be Purchased:	Alcoa Inc. 5.125% 10/1/2024
5.	Credit Rating of Security (Rating/Rating Agency):	Ba1/BBB-/BB+
6.	Name of Underwriting Syndicate Dealer Effecting Transaction:	Morgan Stanley
7.	Name of Affiliated Underwriter in Underwriting Syndicate:	BNY Mellon Capital Markets, LLC.
8.	Issue Size:	1,250,000,000
9.	Cusip:	013817AW1
10.	Amount Purchased by Account/Fund(units/shares):	2,000 Units
11.	Percentage of Principal Amount of Offering Purchased by Account/Fund:	0.16%
12.	Amount Purchased as a Percentage of Account/Fund Assets:	0.27%
13.	Purchase Price of Securities (if at par, so state)	$100.000
14.	Commission/Spread Received by Principal Underwriters(takedown):	1.00%
15.	Yield (as applicable):	5.13%
16.	Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase:	5.13%
17.	The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy:	

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1.	Was Price paid for all block purchases the same for all participants? (Must be Yes):	**Yes**
2.	Was Security Purchased on Offer Date? (Must be Yes):	**Yes**
3.	Was Issuer in continuous operation for at least 3 years? (Must be Yes):	**Yes**
4.	Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	**Yes**
5.	Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	**No**
6.	Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	**Yes**
7.	*Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8.	*Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

REPRESENTATIONS (Initial to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made): [initials]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print)	Stanley Stolarz	Signature [signature]	Date 9/17/2014
LOB CIO/COO Name (Print)	John Flahive	Signature [signature]	Date 9/17/2014
Chief Compliance Officer Name (Print)	Robert Bristow	Signature [signature] Comp Mgr	Date 9/17/2014

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO

If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

Exhibit C, ERISA checklist per DOL PTE 75-1

Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Robert Bristow for transactions generated by the Wealth Management Sector

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On September 23, 2014, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 3.00% Senior Notes due 2021 issued by Sysco Corporation (CUSIP No. 871829AT4) (the "Notes") at a purchase price of $99.781 per Note including an underwriting discount of $0.400.  The Notes were purchased from Goldman, Sachs &Co., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Goldman, Sachs & Co.

J.P. Morgan Securities LLC

TD Securities (USA) LLC

Wells Fargo Securities, LLC

HSBC Securities (USA) Inc.

U.S. Bancorp Investments, Inc.

PNC Capital Markets LLC

Santander Investment Securities Inc.

The Williams Capital Group, L.P.

BB&T Capital Markets, a division of BB&T Securities, LLC

Comerica Securities, Inc.

BNY Mellon Capital Markets, LLC

Rabo Securities USA, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1.	Account/Fund Name:	**BNY Mellon Corporate Bond Fund**
2.	Anticipated Purchase Date:	9/23/2014
3.	Total Net Assets of Account/Fund:	$ 752,725,346
4.	Type and Description of Security to be Purchased:	Sysco Corp 3.00% 10/02/2021
5.	Credit Rating of Security (Rating/Rating Agency):	A2/A-
6.	Name of Underwriting Syndicate Dealer Effecting Transaction:	Goldman Sachs
7.	Name of Affiliated Underwriter in Underwriting Syndicate:	BNY Mellon Capital Markets, LLC.
8.	Issue Size:	5,000,000,000
9.	Cusip:	871829AT4
10.	Amount Purchased by Account/Fund(units/shares):	2,000 Units
11.	Percentage of Principal Amount of Offering Purchased by Account/Fund:	0.04%
12.	Amount Purchased as a Percentage of Account/Fund Assets:	0.27%
13.	Purchase Price of Securities (if at par, so state)	$99.781
14.	Commission/Spread Received by Principal Underwriters(takedown):	0.40%
15.	Yield (as applicable):	3.03%
16.	Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase:	3.03%
17.	The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy:	

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1.	Was Price paid for all block purchases the same for all participants? (Must be Yes):	**Yes**
2.	Was Security Purchased on Offer Date? (Must be Yes):	**Yes**
3.	Was Issuer in continuous operation for at least 3 years? (Must be Yes):	**Yes**
4.	Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	**Yes**
5.	Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	**No**
6.	Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	**Yes**
7.	*Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8.	*Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

REPRESENTATIONS (Initial to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made): [initials]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print)	Stanley Stolarz	Signature [signature]	Date 9/23/2014
LOB CIO/COO Name (Print)	John Flahive	Signature [signature]	Date 9/23/2014
Chief Compliance Officer Name (Print)	Robert Bristow	Signature [signature]	Date 9/23/2014

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Robert Bristow for transactions generated by the Wealth Management Sector

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon National Intermediate Municipal Bond Fund

On September 24, 2014, BNY Mellon National Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 7,000 5.000% Sales Tax Asset Revenue Bonds, Fiscal 2015 Series A, due October 15, 2031 issued by Sales Tax Asset Receivable Corporation organized by The City of New York (CUSIP No. 794665FT1) (the "Bonds") at a purchase price of $118.593 per Bond including an underwriting discount of $0.500.  The Bonds were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

J.P. Morgan Securities LLC

Goldman, Sachs & Co.

Loop Capital Markets LLC

Raymond James & Associates, Inc.

Siebert Branford Shank & Co., LLC

Ramirez & Co., Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Barclays Capital Inc.

Citigroup Global Markets Inc.

Jefferies LLC

Morgan Stanley & Co. LLC

Wells Fargo Securities, LLC

RBC Capital Markets, LLC

Rice Securities, LLC

BMO Capital Markets Corp.

BNY Mellon Capital Markets, LLC

Blaylock Beal Van, LLC

Cabrera Capital Markets, LLC

CastleOak Securities, L.P.

Drexel Hamilton, LLC

Estrada Hinojosa & Company, Inc.

Fidelity Capital Markets, a division of National Financial Services LLC

Janney Montgomery Scott LLC

Lebenthal & Co., LLC

Northern Trust

Oppenheimer & Co. Inc.

PNC Capital Markets LLC

Prager & Co., LLC

Roosevelt & Cross, Inc.

Southwest Securities, Inc.

Sterne, Agee & Leach, Inc.

Stifel, Nicolaus & Company, Inc.

TD Securities (USA) LLC

U.S. Bancorp Investments, Inc.

The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1.	Account/Fund Name:	**BNY Mellon National Intermediate Municipal Bond Fund**
2.	Anticipated Purchase Date:	9/24/2014
3.	Total Net Assets of Account/Fund:	$ 1,881,886,577
4.	Type and Description of Security to be Purchased:	Sales Tax Asset 5.00% 10/15/2031
5.	Credit Rating of Security (Rating/Rating Agency):	Aa1/AAA/AA+
6.	Name of Underwriting Syndicate Dealer Effecting Transaction:	JP Morgan Chase
7.	Name of Affiliated Underwriter in Underwriting Syndicate:	BNY Mellon Capital Markets, LLC.
8.	Issue Size:	2,035,330,000
9.	Cusip:	794665FT1
10.	Amount Purchased by Account/Fund(units/shares):	7,000 Units
11.	Percentage of Principal Amount of Offering Purchased by Account/Fund:	0.34%
12.	Amount Purchased as a Percentage of Account/Fund Assets:	0.44%
13.	Purchase Price of Securities (if at par, so state)	$118.593
14.	Commission/Spread Received by Principal Underwriters(takedown):	0.50%
15.	Yield (as applicable):	3.54%
16.	Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase:	3.54%
17.	The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy:	

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1.	Was Price paid for all block purchases the same for all participants? (Must be Yes):	**Yes**
2.	Was Security Purchased on Offer Date? (Must be Yes):	**Yes**
3.	Was Issuer in continuous operation for at least 3 years? (Must be Yes):	**Yes**
4.	Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	**Yes**
5.	Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	**No**
6.	Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	**Yes**
7.	*Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	**Yes**
8.	*Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	**Yes**

REPRESENTATIONS (Initial to make specific affirmation of all points listed below OR Trade Can Not Be Made): GC

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print)	Greg Conant	Signature [signature]	Date 9/24/2014
LOB CIO/COO Name (Print)	John Flahive	Signature [signature]	Date 9/24/2014
Chief Compliance Officer Name (Print)	Robert Bristow	Signature [signature]	Date 9/24/2014

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO

If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Robert Bristow for transactions generated by the Wealth Management Sector

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

On September 24, 2014, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,000 5.000% Sales Tax Asset Revenue Bonds, Fiscal 2015 Series A, due October 15, 2031 issued by Sales Tax Asset Receivable Corporation organized by The City of New York (CUSIP No. 794665FT1) (the "Bonds") at a purchase price of $118.593 per Bond including an underwriting discount of $0.500.  The Bonds were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

J.P. Morgan Securities LLC

Goldman, Sachs & Co.

Loop Capital Markets LLC

Raymond James & Associates, Inc.

Siebert Branford Shank & Co., LLC

Ramirez & Co., Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Barclays Capital Inc.

Citigroup Global Markets Inc.

Jefferies LLC

Morgan Stanley & Co. LLC

Wells Fargo Securities, LLC

RBC Capital Markets, LLC

Rice Securities, LLC

BMO Capital Markets Corp.

BNY Mellon Capital Markets, LLC

Blaylock Beal Van, LLC

Cabrera Capital Markets, LLC

CastleOak Securities, L.P.

Drexel Hamilton, LLC

Estrada Hinojosa & Company, Inc.

Fidelity Capital Markets, a division of National Financial Services LLC

Janney Montgomery Scott LLC

Lebenthal & Co., LLC

Northern Trust

Oppenheimer & Co. Inc.

PNC Capital Markets LLC

Prager & Co., LLC

Roosevelt & Cross, Inc.

Southwest Securities, Inc.

Sterne, Agee & Leach, Inc.

Stifel, Nicolaus & Company, Inc.

TD Securities (USA) LLC

U.S. Bancorp Investments, Inc.

The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1.	Account/Fund Name:	**BNY Mellon New York Intermediate Tax-Exempt Bond Fund**
2.	Anticipated Purchase Date:	9/24/2014
3.	Total Net Assets of Account/Fund:	$ 188,900,152
4.	Type and Description of Security to be Purchased:	Sales Tax Asset 5.00% 10/15/2031
5.	Credit Rating of Security (Rating/Rating Agency):	Aa1/AAA/AA+
6.	Name of Underwriting Syndicate Dealer Effecting Transaction:	JP Morgan Chase
7.	Name of Affiliated Underwriter in Underwriting Syndicate:	BNY Mellon Capital Markets, LLC.
8.	Issue Size:	2,035,330,000
9.	Cusip:	794665FT1
10.	Amount Purchased by Account/Fund(units/shares):	1,000 Units
11.	Percentage of Principal Amount of Offering Purchased by Account/Fund:	0.05%
12.	Amount Purchased as a Percentage of Account/Fund Assets:	0.63%
13.	Purchase Price of Securities (if at par, so state)	$118.593
14.	Commission/Spread Received by Principal Underwriters(takedown):	0.50%
15.	Yield (as applicable):	3.54%
16.	Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase:	3.54%
17.	The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy:	

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1.	Was Price paid for all block purchases the same for all participants? (Must be Yes):	**Yes**
2.	Was Security Purchased on Offer Date? (Must be Yes):	**Yes**
3.	Was Issuer in continuous operation for at least 3 years? (Must be Yes):	**Yes**
4.	Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	**Yes**
5.	Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	**No**
6.	Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	**Yes**
7.	*Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	**Yes**
8.	*Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	**Yes**

REPRESENTATIONS (Initial to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made): GC

❖ This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

❖ **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

❖ The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

❖ The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

❖ If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print)	Greg Conant	Signature [signature]	Date 9/24/2014
LOB CIO/COO Name (Print)	John Flahive	Signature [signature]	Date 9/24/2014
Chief Compliance Officer Name (Print)	Robert Bristow	Signature [signature]	Date 9/24/2014

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO

If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Robert Bristow for transactions generated by the Wealth Management Sector

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

On September 24, 2014, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,250 5.000% Sales Tax Asset Revenue Bonds, Fiscal 2015 Series A, due October 15, 2030 issued by Sales Tax Asset Receivable Corporation organized by The City of New York (CUSIP No. 794665FS3) (the "Bonds") at a purchase price of $119.169 per Bond including an underwriting discount of $0.500.  The Bonds were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

J.P. Morgan Securities LLC

Goldman, Sachs & Co.

Loop Capital Markets LLC

Raymond James & Associates, Inc.

Siebert Branford Shank & Co., LLC

Ramirez & Co., Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Barclays Capital Inc.

Citigroup Global Markets Inc.

Jefferies LLC

Morgan Stanley & Co. LLC

Wells Fargo Securities, LLC

RBC Capital Markets, LLC

Rice Securities, LLC

BMO Capital Markets Corp.

BNY Mellon Capital Markets, LLC

Blaylock Beal Van, LLC

Cabrera Capital Markets, LLC

CastleOak Securities, L.P.

Drexel Hamilton, LLC

Estrada Hinojosa & Company, Inc.

Fidelity Capital Markets, a division of National Financial Services LLC

Janney Montgomery Scott LLC

Lebenthal & Co., LLC

Northern Trust

Oppenheimer & Co. Inc.

PNC Capital Markets LLC

Prager & Co., LLC

Roosevelt & Cross, Inc.

Southwest Securities, Inc.

Sterne, Agee & Leach, Inc.

Stifel, Nicolaus & Company, Inc.

TD Securities (USA) LLC

U.S. Bancorp Investments, Inc.

The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 8-9, 2014.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1.	Account/Fund Name:	**BNY Mellon New York Intermediate Tax-Exempt Bond Fund**
2.	Anticipated Purchase Date:	9/24/2014
3.	Total Net Assets of Account/Fund:	$ 188,900,152
4.	Type and Description of Security to be Purchased:	Sales Tax Asset 5.00% 10/15/2030
5.	Credit Rating of Security (Rating/Rating Agency):	Aa1/AAA/AA+
6.	Name of Underwriting Syndicate Dealer Effecting Transaction:	JP Morgan Chase
7.	Name of Affiliated Underwriter in Underwriting Syndicate:	BNY Mellon Capital Markets, LLC.
8.	Issue Size:	2,035,330,000
9.	Cusip:	794665FS3
10.	Amount Purchased by Account/Fund(units/shares):	1,250 Units
11.	Percentage of Principal Amount of Offering Purchased by Account/Fund:	0.06%
12.	Amount Purchased as a Percentage of Account/Fund Assets:	0.79%
13.	Purchase Price of Securities (if at par, so state)	$119.169
14.	Commission/Spread Received by Principal Underwriters(takedown):	0.50%
15.	Yield (as applicable):	3.43%
16.	Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase:	3.43%
17.	The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy:	

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1.	Was Price paid for all block purchases the same for all participants? (Must be Yes):	**Yes**
2.	Was Security Purchased on Offer Date? (Must be Yes):	**Yes**
3.	Was Issuer in continuous operation for at least 3 years? (Must be Yes):	**Yes**
4.	Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	**Yes**
5.	Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	**No**
6.	Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	**Yes**
7.	*Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	**Yes**
8.	*Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	**Yes**

REPRESENTATIONS (Initial to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made): 6C

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print)	Greg Conant	Signature [signature]	Date 9/24/2014
LOB CIO/COO Name (Print)	John Flahive	Signature [signature]	Date 9/24/2014
Chief Compliance Officer Name (Print)	Robert Bristow	Signature [signature]	Date 9/24/2014

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO

If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Robert Bristow for transactions generated by the Wealth Management Sector

BNY Mellon Funds Trust
FINANCIAL REPORT
10f-3 TRANSACTIONS

Certifications

CCO Certification		
I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies. *I attest that:* ➢ The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown. ➢ The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable. ➢ Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.		
[signature]	**Joseph W. Connolly** *Chief Compliance Officer* BNY Mellon Funds Trust	10/10/14

3rd Quarter 2014

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On December 4, 2014, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 3.734% Notes due December 15, 2024 issued by Becton, Dickinson and Company (CUSIP No. 075887BF5) (the "Notes") at a purchase price of $100.000 per Note including an underwriting discount of $0.650.  The Notes were purchased from Goldman, Sachs & Co., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Goldman, Sachs & Co.

J.P. Morgan Securities LLC

BNP Paribas Securities Corp.

Citigroup Global Markets Inc.

Mitsubishi UFJ Securities (USA), Inc.

Morgan Stanley & Co. LLC

Banca IMI S.p.A.

BNY Mellon Capital Markets, LLC

ING Financial Markets LLC

Mizuho Securities USA Inc.

Standard Chartered Bank

The Williams Capital Group, L.P.

Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 9-10, 2015.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1.	Account/Fund Name:	**BNY Mellon Corporate Bond Fund**	
2.	Anticipated Purchase Date:	12/4/2014	
3.	Total Net Assets of Account/Fund:	$ 768,484,797	
4.	Type and Description of Security to be Purchased:	Becton Dickinson and Co. 3.734% 12/15/2024	
5.	Credit Rating of Security (Rating/Rating Agency):	Baa2/BBB+	
6.	Name of Underwriting Syndicate Dealer Effecting Transaction:	Goldman Sachs	
7.	Name of Affiliated Underwriter in Underwriting Syndicate:	BNY Mellon Capital Markets, LLC.	
8.	Issue Size:	6,200,000,000	
9.	Cusip:	075887BF5	
10.	Amount Purchased by Account/Fund(units/shares):	2,000	Units
11.	Percentage of Principal Amount of Offering Purchased by Account/Fund:	0.03%	
12.	Amount Purchased as a Percentage of Account/Fund Assets:	0.26%	
13.	Purchase Price of Securities (if at par, so state)	$100.00	
14.	Commission/Spread Received by Principal Underwriters(takedown):	0.65%	
15.	Yield (as applicable):	3.73%	
16.	Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase:	3.73%	
17.	The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy:		

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1.	Was Price paid for all block purchases the same for all participants? (Must be Yes):	**Yes**
2.	Was Security Purchased on Offer Date? (Must be Yes):	**Yes**
3.	Was Issuer in continuous operation for at least 3 years? (Must be Yes):	**Yes**
4.	Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	**Yes**
5.	Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	**No**
6.	Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	**Yes**
7.	*Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8.	*Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

REPRESENTATIONS (Initial to make specific affirmation of all points listed below OR Trade Can Not Be Made): Th

v This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

v **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

v The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

v The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

v If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset management Unit (Print):	**Wealth Management**				
LOB Portfolio Manager Name (Print)	Timothy J. Sanville	Signature	[signature]	Date	12/4/2014
LOB CIO/COO Name (Print)	John Flahive	Signature	[signature]	Date	12/4/2014
Chief Compliance Officer Name (Print)	Robert Bristow	Signature	[signature] COMP.	Date	12/4/2014

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this form must be submitted to the applicable mutual fund CCO

If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Robert Bristow for transactions generated by the Wealth Management Sector

BNY Mellon Funds Trust
FINANCIAL REPORT
10f-3 TRANSACTIONS

Certifications

CCO Certification		
I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies. *I attest that:* ➢ The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown. ➢ The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable. ➢ Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.		
[signature]	**Joseph W. Connolly** *Chief Compliance Officer* BNY Mellon Funds Trust	1/15/15

4th Quarter 2014